AMENDMENT NO. 10

TO

SUB-ADVISORY CONTRACT

This Amendment dated as of April 17, 2020, amends the Sub-Advisory Contract (the “Contract”) between Invesco Advisers, Inc. (the “Adviser”) and Invesco Asset Management (India) Private Limited (the “Sub-Adviser”).

WHEREAS, the parties agree to amend the Contract to (i) remove Invesco Oppenheimer Equity Income Fund and Invesco Oppenheimer Real Estate Fund, series portfolios of AIM Counselor Series Trust (Invesco Counselor Series Trust), Invesco Oppenheimer Dividend Opportunity Fund, a series portfolio of AIM Equity Funds (Invesco Equity Funds), Invesco Oppenheimer Mid Cap Value Fund, a series portfolio of AIM Growth Series (Invesco Growth Series), Invesco Oppenheimer Capital Income Fund, Invesco Oppenheimer Global Multi-Asset Income Fund and Invesco Oppenheimer Global Infrastructure Fund, series portfolios of AIM Investment Funds (Invesco Investment Funds), Invesco Oppenheimer Small Cap Value Fund, a series portfolio of AIM Sector Funds (Invesco Sector Funds), effective April 17, 2020; (ii) remove Invesco V.I. Mid Cap Growth Fund, a series portfolio to AIM Variable Insurance Funds (Invesco Variable Insurance Funds), effective April 30, 2020; (iii) remove Invesco Pennsylvania Tax Free Income Fund and Invesco Oppenheimer Rochester Short Duration High Yield Municipal Fund, series portfolios of AIM Counselor Series Trust (Invesco Counselor Series Trust), Invesco Oppenheimer Limited Term Bond Fund, Invesco Oppenheimer Limited-Term Government Fund, Invesco Oppenheimer Ultra-Short Duration Fund and Invesco Oppenheimer Government Cash Reserves Fund, series portfolios of AIM Investment Securities Funds (Invesco Investment Securities Funds), Invesco Oppenheimer Intermediate Term Municipal Fund, a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), effective May 15, 2020; and (iiii) change the name of Invesco Oppenheimer Portfolio Series: Active Allocation Fund to Invesco Active Allocation Fund, Invesco Oppenheimer Portfolio Series: Conservative Investor Fund to Invesco Select Risk: Conservative Investor Fund, Invesco Oppenheimer Portfolio Series: Growth Investor Fund to Invesco Select Risk: High Growth Investor Fund and Invesco Oppenheimer Portfolio Series: Moderate Investor Fund to Invesco Select Risk: Moderate Investor Fund, series portfolios of AIM Growth Series (Invesco Growth Series) and Invesco Oppenheimer Rochester® Municipals Fund to Invesco Rochester® New York Municipals Fund, a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), effective May 15, 2020;

NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.	Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

“EXHIBIT A

AIM Counselor Series Trust (Invesco Counselor Series Trust)

Invesco Floating Rate Fund

Invesco Oppenheimer Capital Appreciation Fund

Invesco Oppenheimer Discovery Fund

Invesco Oppenheimer Master Loan Fund

Invesco Oppenheimer Senior Floating Rate Fund

Invesco Oppenheimer Senior Floating Rate Plus Fund

Invesco Oppenheimer Short Term Municipal Fund

Invesco Short Duration High Yield Municipal Fund

AIM Equity Funds (Invesco Equity Funds)

Invesco Oppenheimer Main Street Fund®

Invesco Oppenheimer Main Street All Cap Fund®

Invesco Oppenheimer Rising Dividends Fund

AIM Funds Group (Invesco Funds Group)

Invesco European Small Company Fund

Invesco Small Cap Equity Fund

AIM Growth Series (Invesco Growth Series)

Invesco Convertible Securities Fund

Invesco Oppenheimer International Diversified Fund

Invesco Oppenheimer Main Street Mid Cap Fund®

Invesco Oppenheimer Main Street Small Cap Fund®

Invesco Oppenheimer Master Event-Linked Bond Fund

Invesco Active Allocation Fund

Invesco Select Risk: Conservative Investor Fund

Invesco Select Risk: High Growth Investor Fund

Invesco Select Risk: Moderate Investor Fund

Invesco Peak Retirement™ 2015 Fund

Invesco Peak Retirement™ 2020 Fund

Invesco Peak Retirement™ 2025 Fund

Invesco Peak Retirement™ 2030 Fund

Invesco Peak Retirement™ 2035 Fund

Invesco Peak Retirement™ 2040 Fund

Invesco Peak Retirement™ 2045 Fund

Invesco Peak Retirement™ 2050 Fund

Invesco Peak Retirement™ 2055 Fund

Invesco Peak Retirement™ 2060 Fund

Invesco Peak Retirement™ 2065 Fund

Invesco Peak Retirement™ Now Fund

Invesco Quality Income Fund

Invesco Small Cap Growth Fund

AIM International Mutual Funds (Invesco International Mutual Funds)

Invesco European Growth Fund

Invesco Global Responsibility Equity Fund

Invesco International Core Equity Fund

Invesco International Growth Fund

Invesco International Select Equity Fund

Invesco Oppenheimer Global Focus Fund

Invesco Oppenheimer Global Fund

Invesco Oppenheimer Global Opportunities Fund

Invesco Oppenheimer International Equity Fund

Invesco Oppenheimer International Growth Fund

Invesco Advantage International Fund

Invesco Oppenheimer International Small-Mid Company Fund

AIM Investment Funds (Invesco Investment Funds)

Invesco All Cap Market Neutral Fund

Invesco Balanced-Risk Allocation Fund

Invesco Balanced-Risk Commodity Strategy Fund

Invesco Developing Markets Fund

Invesco Emerging Markets Select Equity Fund

Invesco Endeavor Fund

Invesco Global Infrastructure Fund

Invesco Global Market Neutral Fund

Invesco Global Targeted Returns Fund

Invesco Long/Short Equity Fund

Invesco Low Volatility Emerging Markets Fund

Invesco Macro Allocation Strategy Fund

Invesco Multi-Asset Income Fund

Invesco Oppenheimer Developing Markets Fund

Invesco Oppenheimer Discovery Mid Cap Growth Fund

Invesco Oppenheimer Emerging Markets Innovators Fund

Invesco Oppenheimer Emerging Markets Local Debt Fund

Invesco Oppenheimer Fundamental Alternatives Fund

Invesco Oppenheimer Global Allocation Fund

Invesco Oppenheimer Global Strategic Income Fund

Invesco Oppenheimer International Bond Fund

Invesco Oppenheimer SteelPath MLP Alpha Fund

Invesco Oppenheimer SteelPath MLP Alpha Plus Fund

Invesco Oppenheimer SteelPath MLP Income Fund

Invesco Oppenheimer SteelPath MLP Select 40 Fund

Invesco Oppenheimer Total Return Bond Fund

Invesco U.S. Managed Volatility Fund

AIM Investment Securities Funds (Invesco Investment Securities Fund)

Invesco Global Real Estate Fund

Invesco High Yield Fund

Invesco High Yield Bond Factor Fund

Invesco Oppenheimer Government Money Market Fund

Invesco Intermediate Bond Factor Fund

Invesco Oppenheimer Master Inflation Protected Securities Fund

AIM Sector Funds (Invesco Sector Funds)

Invesco Oppenheimer Gold & Special Minerals Fund

Invesco Comstock Select Fund

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

Invesco High Yield Municipal Fund

Invesco Intermediate Term Municipal Income Fund

Invesco Limited Term Municipal Income Fund

Invesco Municipal Income Fund

Invesco Oppenheimer Municipal Fund

Invesco Oppenheimer Rochester® AMT-Free Municipal Fund

Invesco Oppenheimer Rochester® AMT-Free New York Municipal Fund

Invesco Oppenheimer Rochester® California Municipal Fund

Invesco Rochester® New York Municipals Fund

Invesco Oppenheimer Rochester® High Yield Municipal Fund

Invesco Oppenheimer Rochester® Limited Term California Municipal Fund

Invesco Oppenheimer Rochester® Limited Term New York Municipal Fund

Invesco Oppenheimer Rochester® New Jersey Municipal Fund

Invesco Oppenheimer Rochester® Pennsylvania Municipal Fund

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

Invesco Premier Portfolio

Invesco Premier Tax-Exempt Portfolio

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Oppenheimer V.I. Capital Appreciation Fund

Invesco Oppenheimer V.I. Conservative Balanced Fund

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund

Invesco Oppenheimer V.I. Global Fund

Invesco Oppenheimer V.I. Global Strategic Income Fund

Invesco Oppenheimer V.I. Government Money Fund

Invesco Oppenheimer V.I. International Growth Fund

Invesco Oppenheimer V.I. Main Street Fund®

Invesco Oppenheimer V.I. Main Street Small Cap Fund®

Invesco Oppenheimer V.I. Total Return Bond Fund

Invesco V.I. American Franchise Fund

Invesco V.I. American Value Fund

Invesco V.I. Balanced-Risk Allocation Fund

Invesco V.I. Comstock Fund

Invesco V.I. Core Equity Fund

Invesco V.I. Core Plus Bond Fund

Invesco V.I. Diversified Dividend Fund

Invesco V.I. Equally-Weighted S&P 500 Fund

Invesco V.I. Equity and Income Fund

Invesco V.I. Global Core Equity Fund

Invesco V.I. Health Care Fund

Invesco V.I. Global Real Estate Fund

Invesco V.I. Government Money Market Fund

Invesco V.I. Government Securities Fund

Invesco V.I. Growth and Income Fund

Invesco V.I. High Yield Fund

Invesco V.I. International Growth Fund

Invesco V.I. Managed Volatility Fund

Invesco V.I. Mid Cap Core Equity Fund

Invesco V.I. S&P 500 Index Fund

Invesco V.I. Small Cap Equity Fund

Invesco V.I. Technology Fund

Invesco V.I. Value Opportunities Fund

Invesco Exchange Fund

Invesco Management Trust

Invesco Conservative Income Fund

Invesco Securities Trust

Invesco Balanced-Risk Aggressive Allocation Fund

Short-Term Investments Trust

Invesco Government & Agency Portfolio

Invesco Tax-Free Cash Reserve Portfolio

Invesco Treasury Obligations Portfolio”

2.	All other terms and provisions of the Contract not amended shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

Adviser

By:	/s/ Jeffrey H. Kupor

Name:	Jeffrey H. Kupor

Title:	Senior Vice President & Secretary

INVESCO ASSET MANAGEMENT (INDIA) PRIVATE LIMITED

Sub-Adviser

By:	/s/ Saurabh Nanavati

Name:	Saurabh Nanavati

Title:	Chief Executive Officer